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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                    CURRENT REPORT UNDER SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): October 4, 2000


                                  NOVAVAX, INC.
             (Exact name of registrant as specified in its charter)


               DELAWARE                  0-26770             22-2816046
               --------                  -------             ----------
     (State or other jurisdiction      (Commission        (I.R.S. Employer
  of incorporation or organization)      File No.)        Identification No.)


                     8320 GUILFORD ROAD, COLUMBIA, MD       21046
                     --------------------------------       -----
               (Address of principal executive offices) (Zip code)


                                 (301) 854-3900
                                 --------------
               Registrant's telephone number, including area code


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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                                  NOVAVAX, INC.
                       ITEMS TO BE INCLUDED IN THIS REPORT

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         The Fielding Pharmaceutical acquisition was completed on December 19, 2000. See Exhibit 99.1 filed with this Form 8-KA.


ITEM 7.  EXHIBITS.

Exhibits.

         99.1     Press Release issued December 21, 2000.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NOVAVAX, INC.



Date: December 21, 2000                By:
                                          ------------------------------
                                           Dennis W. Genge, Vice President
                                           And Chief Financial Officer/Treasurer